UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2006

ALEXION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27756	13-3648318
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

352 Knotter Drive, Cheshire, Connecticut 06410

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 272-2596

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 26, 2006, Alexion Pharmaceuticals, Inc. issued a press release relating to results from TRIUMPH, its pivotal Phase III efficacy trial with eculizumab in Paroxysmal Nocturnal Hemoglobinuria patients. A copy of the press release is furnished as Exhibit 99.1 to this form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on January 26, 2006.

2

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXION PHARMACEUTICALS, INC.

Date: January 26, 2006	By:	/s/ THOMAS I. H. DUBIN
	Name:	Thomas I. H. Dubin
	Title:	Senior Vice President and General Counsel

3

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Alexion Pharmaceuticals, Inc. on January 26, 2006.

4